                                                               Exhibit 32.1

The  following   certification  is  furnished  as  provided  by  Rule  13a-14(b)
promulgated  under  the  Securities  Act of  1934  and  Item  601(b)(32)(ii)  of
Regulation S-K.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with  the  Annual  Report  of Home  Properties,  Inc.  (the
"Company") on Form 10-K for the year ended  December 31, 2004, as filed with the
Securities and Exchange Commission on March 13, 2006 (the "Report"), I, Edward
J. Pettinella,  President and Chief Executive  Officer of the Company,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934, as amended; and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                         By:      /s/ Edward J. Pettinella
                                  Edward J. Pettinella
                                  President and Chief Executive Officer
                                  March 13, 2006

A signed  original of this  written  statement  required by Section 906 has been provided to Home Properties,  Inc. and will be retained by Home Properties, Inc.
and  furnished  to the  Securities  and  Exchange  Commission  or its staff upon request.